UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               ----------------------


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




            Date of Report (Date of earliest event reported): April 4, 2003
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                                   BF ENTERPRISES, INC.
                                  --------------------
                  (Exact name of registrant as specified in its charter)

   Delaware                       0-15932                      94-3038456
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(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                            Identification No.)


   100 Bush Street, Suite 1250, San Francisco, California           94104
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      (Address of principal executive office)                    (Zip Code)


         Registrant's telephone number, including area code: (415) 989-6580
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                                  BF ENTERPRISES, INC.

                                        FORM 8-K
                                     CURRENT REPORT


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

    Exhibit 99.1      BF Enterprises Inc.'s Press Release, dated April 4, 2003


Item 9.  Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On April 4, 2003, BF Enterprises, Inc. issued an earnings press release for the quarter and year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BF ENTERPRISES, INC.


Date:    April 9, 2003                   By:  /s/ S. Douglas Post
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                                            S. Douglas Post
                                            Chief Financial Officer,
                                            Vice President, Treasurer and
                                            Controller




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



                               BF ENTERPRISES, INC.

                           Current Report on Form 8-K

                                 Exhibit Index



Exhibit No.       Description
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  99.1            Press release issued by BF Enterprises, Inc. on April 4, 2003












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